Windstream plans to separate and create REIT June _____, 2014 1 Windstream to Spin Off Selected Assets into Publicly Traded REIT July 29, 2014 Exhibit 99.2

Safe Harbor Safe Harbor Statement Windstream claims the protection of the safe-harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. Forward-looking statements are subject to uncertainties that could cause actual future events and results to differ materially from those expressed in the forward-looking statements. Forward-looking statements include, but are not limited to, statements regarding the completion of the transaction, the expected benefits of the transaction, the expected financial attributes of the new Windstream and the REIT including the initial rent amount, the pro forma dividend and leverage ratio for each company, and the illustrative trading multiples and values for each company discussed herein. Such statements are based on estimates, projections, beliefs, and assumptions that Windstream believes are reasonable but are not guarantees of future events and results. Actual future events and results of Windstream may differ materially from those expressed in these forward-looking statements as a result of a number of important factors. Factors that could cause actual results to differ materially from those contemplated in Windstream’s forward-looking statements include, among others: (i) risks related to the anticipated timing of the proposed separation, the expected tax treatment of the proposed transaction, the ability of each of Windstream (post-spin) and the new REIT to conduct and expand their respective businesses following the proposed spin off, and the diversion of management’s attention from regular business concerns; (ii) our ability to receive, or delays in obtaining, the regulatory approvals required to complete the spin off; and (iii) those additional factors under "Risk Factors" in Item 1A of Part I of Windstream’s Annual Report on Form 10-K for the year ended December 31, 2013, and in subsequent filings with the Securities and Exchange Commission at www.sec.gov. 2

Windstream Participants 3 Jeff Gardner Chief Executive Officer, Windstream Tony Thomas Chief Financial Officer, Windstream Bob Gunderman SVP & Treasurer, Windstream Throughout this presentation: ‒ “Windstream” or “WIN” refers to Windstream Holdings, Inc. (existing entity) ‒ “REIT” refers to the proposed newly formed, publicly traded real estate investment trust to be spun-off to WIN shareholders

Where We’ve Come From 4 2006 2007-2012 2013+ Traditional Rural ILEC Transformation Business Services and Broadband Provider  Consumer-focused voice and broadband provider  Expanded focus on enterprise and broadband services  Executing a growth focused strategy

Where We Are Today Strong business focus with advanced capabilities Stable Margins Business, Broadband Leader Focus on Mid-Size Enterprises National Footprint Financially Strong  48 States  86 Top markets  73% revenue in growth segments  Disciplined expense management  ~$830M annual free cash flow 39% $  Advanced customized solutions 5 Strong Enterprise Focused Capabilities  Top 5 Fiber Network  2,000+ Enterprise Sales Force

What We Are Announcing 6 Windstream Today Windstream REIT  Windstream will spin off certain network assets (including fiber, copper, real estate and other fixed assets) into an independent, publicly traded real estate investment trust or “REIT”  Windstream retains operational control of the network assets via a long-term “triple net” exclusive master lease agreement and will retain responsibility for meeting its existing regulatory obligations post transaction  Windstream will retain the day-to-day role of providing advanced network communications services to businesses and consumers  The REIT will become a new publicly traded real- estate investment trust that invests in telecom distribution system assets Windstream plans to separate its business into two publicly traded, independent companies through a tax-free spinoff of selected network assets Long-Term Exclusive Lease Agreement

7 Unlocks shareholder value Regulatory Considerations – Preliminary Analysis Aligns strategic objectives Optimizes capital structure Why This Makes Sense Enables greater network investments  Ability to evaluate each entity separately using valuation techniques aligned with each company’s asset mix, business outlook, and strategic objectives  Structure, combined with REIT dividend distribution requirements and single level tax treatment, allows each company to pursue attractive growth opportunities while creating value for shareholders  Enables separate strategic objectives – Windstream: A growth-focused operating company – The REIT: A yield-focused real-estate investment trust  Better positions WIN and the REIT to pursue growth through incremental capital investments and acquisitions  Decreases WIN indebtedness by $3.2bn and reduces leverage to 3.3x OIBDA (1)  The new REIT’s capital structure is aligned with the REIT asset class with an attractive weighted average cost of capital  Ability to pursue separate capital allocation policies – initial aggregate dividend targeted at $0.70 per share  Enhanced cash flow positions WIN to accelerate broadband investments, transition to an IP-centric network faster and deliver enhanced services to customers  Increased investments drive growth, improve long-term competitiveness, and enable WIN to better meet customers’ changing needs  Capital project partnerships with Windstream will promote growth at the REIT (1) FY14E Adjusted OIBDA equal to Wall St. consensus estimates.

8 Transaction Benefits All Stakeholders  WIN maintains commitment to meet existing regulatory obligations  Improves ability to expand broadband network and provide communities and customers with enhanced services  Enhanced cash flow profile positions WIN to expand broadband network, transition to an IP network and deliver enhanced services  Allows WIN to provide enhanced services and improve our ability to adapt to the fast changing needs of our customers  Customers will see no change in their rates, scope or terms of service  Unlocks cash flow to enable WIN to deleverage faster and accelerate network investments  Potential for increased aggregate trading value of the two companies, as REITs trade at a significant premium to WIN’s current level  Attractive capital allocation policies  Allows companies to pursue separate financial objectives to appeal to different classes of investors  Lower pro forma leverage at Windstream; appropriate leverage at the REIT  Improved FCF profile to facilitate delevering  Enhanced credit metrics REIT Spin-off Customers & Industry Partners Regulators Debt Investors Equity Investors

 Differentiated business model – Strong enterprise capabilities – Focused on mid-size business market  Clear roadmap to sustainable growth – 73% of revenue in growth segments  Solid free cash flow with strong and improving balance sheet – Flexibility to invest in growth initiatives and reduce leverage – Starting leverage of ~3.3x; target of 3.0x  Experienced management team with proven track record Separation Creates Two Focused Businesses from One 9 Yield-oriented company returning significant cash to investors REIT Investment Highlights  Master lease with Windstream provides sustainable and predictable free cash flow  Capital structure supports shareholder dividends and ability to delever over time  Geographically diverse, high-quality assets  Ability to grow and diversify both organically and through acquisition  Smooth transition to independent company status by employing existing Windstream management talent Windstream Investment Highlights Growth-focused enterprise telecom services provider

Transaction Mechanics Transaction Structure  Tax-free spin off of REIT to Windstream shareholders Indebtedness  Windstream to reduce total indebtedness by ~$3.2B (1) – Windstream to retire additional $2.2B of debt via debt-for-debt exchange – The REIT to distribute $1.2B in cash to Windstream to fund debt retirement  The REIT to raise approximately $3.5B in new debt Shareholder Distribution  WIN shareholders will retain shares of Windstream Holdings and receive shares of the REIT commensurate with their WIN ownership Dividend Practice  The REIT will distribute at least 90% of its annual taxable income as dividends  Expected aggregate annual dividend target of $0.70 per current share – WIN dividend of $0.10 per share (2) – REIT dividend of $0.60 per share, assuming a 1 for 1 exchange ratio (3) WIN received a Private Letter Ruling from the IRS with respect to the tax-free status of the separation and the qualification of certain assets as “REIT-able” 10 (1) Net of estimated transaction expenses and financing fees. (2) WIN plans to maintain its current dividend practice through the close of the transaction. (3) The final exchange ratio is subject to change. The REIT’s dividend is expected to be the equivalent of a $0.60 annual dividend per WIN share.

Windstream Business Snapshot

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Company Objectives	▪ Be a leading provider of advanced communications services to businesses nationwide ▪ Provide broadband, phone & digital TV services to consumers ▪ Pursue new growth opportunities to adapt to the rapidly changing telecom landscape	
Operations	▪ Business locations/customers:	606k/388k
	▪ Consumer connections:	3.3M, mostly rural
	▪ Locations:	150 offices in 48 states
	▪ Employees:	~13k
CEO & Chairman	▪ Jeff Hinson, Chairman ▪ Jeff Gardner, CEO	
Financial Considerations	▪ Pro forma revenue:	~$6B
	▪ Expected pro forma net leverage:	~3.3x (down from 3.8x)
	▪ Leverage target:	3.0x
	▪ Targeted capex intensity:	13-15%
	▪ Expected dividend:	$0.10 per share
	▪ Expected payout ratio:	15-20%



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Accelerate Growth Investments and Enhance Services 12 Fiber Expansion Builds Broadband Investment Faster Transition to IP Network  Accelerate fiber deployment within our broadband network, providing faster broadband speeds and an improved user experience – Expand 10 Mbps Internet speeds to over 80% of consumers and 24 Mbps to over 30%  Incremental investment enables faster IP transition providing enhanced revenue opportunities, capacity and margins  Investments in additional success-based fiber expansion drive revenue and provide ancillary benefits to greater network Increases Profitable Growth Opportunities Incremental capex enables WIN to accelerate broadband investments, make a faster transition to an IP network and pursue additional growth opportunities

The REIT’s Pro Forma Business Snapshot 13 Company Objectives  Invest in geographically diverse telecom distribution system assets, including fiber, copper, real estate, and other related fixed assets  Improve asset diversification through strategic investment and acquisition of adjacent telecommunications infrastructure over time  Return income to investors through regular dividend distributions Operations  Anchor tenant: Windstream  Future customers: Other carriers and telecommunications services providers  Growth strategy: Success-based capital investments and rent escalators  Employees: ~25 CEO & Chairman  Skip Frantz, Chairman  Tony Thomas, CEO Financial Considerations  Initial lease revenue: ~$650M (1)  Expected pro forma net leverage: ~5.4x  Expected dividend: $0.60 per share  Expected payout ratio: ~75% (1) The REIT will also receive Windstream’s residential CLEC business.

The REIT’s Paths to Achieving Long-Term Growth 14 Flexible balance sheet and additional leverage capacity will help support the REIT’s growth strategy Rent Escalation Asset Diversification Investing for Growth  Expand through related investments in adjacent telecom markets W inds tre a m Part n er sh ip Inde p end e n t G rowt h Sale Leaseback Transactions  Partner with Windstream to invest in projects that will result in incremental revenue for the REIT through higher annual lease payments − Provides Windstream attractive financing option by helping fund capital investments through the REIT’s lower cost of capital  Grow the Windstream annual lease payment through annual lease escalation after year 3  Provides tenant diversification and added scale to the REIT over time  Substantial existing telecom assets that qualify as real property  Various transaction structures available

Separation Creates Significant Value

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The separation is free cash flow accretive, significantly deleveraging to Windstream and provides the potential for substantial shareholder value creation

	Current Windstream	New Windstream	REIT	Illustrative Combined Value / % Change
Assumed Adjusted OIBDA Multiple	6.7x (Current)	6.7x	14.4x (1-Year Triple-Net REIT Comp Average)	
Indicative Share Price	$ 10.46	$ 8.66	$ 9.41	$ 18.07 / 72.7%
Indicative Equity Value	$ 6,307	$ 5,222	$ 5,672	
(+) Net Debt (as of 12/31/14E) [1]	8,500	5,250	3,400	
Indicative Enterprise Value	$ 14,807	$ 10,472	$ 9,072	
Fiscal Year 2014E Metrics: [2]				
FY14E Revenue [2]	$ 5,900	$ 5,900	$ 650	
FY14E Adjusted OIBDA [2]	2,220	1,570	630	
FY14E Adjusted Free Cash Flow [2,3]	830	508	439	$ 946 / 14.0%
Net Leverage [4]	3.8x	3.3x	5.4x	
Dividend per Share	$ 1.00	$ 0.10	$ 0.60	$ 0.70 / (30.0%)

Note: For illustrative purposes only and not intended to predict future share prices of New Windstream or the REIT. The REIT's indicative share price and dividend per share assumes a 1:1 exchange ratio. Assumes $650M lease payment from Windstream to the REIT and pay down of ~$3.2B of debt at Windstream. Excludes transfer of consumer CLEC business.

(1) Excludes debt premium. FY14E debt estimated based on FCF and payout ratio guidance. Assumes Windstream incurs $150M in transaction expenses and financing fees.

(2) FY14E Revenue and Adjusted OIBDA equal to Wall St. consensus estimates. Windstream FY14E adjusted FCF equal to midpoint of guidance.

(3) Assumes 4.0% interest rate on debt paid down at Windstream and 5.5% interest rate on new debt at the REIT, tax affected at 38.0%.

(4) Assumes $75M pro forma cash at Windstream and $75M pro forma cash at the REIT.

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Key Next Steps 16  3Q14 − File regulatory approval documentation with various regulatory authorities • Transaction will require regulatory approval from multiple state Public Utility Commissions − Prepare spinoff agreements and SEC filings (including pro forma financial statements for each company)  4Q14 − File Form 10 with the SEC − Begin executing financing transactions  1Q15 − Finalize definitive documentation − Distribution made after Form 10 declared effective and regulatory approval process completed − The REIT to commence operations as a publicly traded real-estate investment trust

Summary 17  Transaction unlocks meaningful value for shareholders  Benefits equity and debt investors: Additional cash flow generated from this structure will accelerate debt pay down, enable greater reinvestment into the business and provide increased strategic and financial flexibility  Windstream will be better positioned to focus on growth through attractive expansion projects, while the REIT’s strong and stable cash flow will support an attractive dividend  New capital structures provide increased strategic flexibility and allow each company to optimize its own priorities and opportunities  Experienced management team will enhance transaction execution and ensure seamless operation for our customers

Appendix 18

Historical Valuation of REITs versus WIN Peers 19 Source: Factset. Note: Triple Net REITs average EV / NTM EBITDA includes O, OHI, NNN, GLPI, EPR, LXP, MPW, NHI, SBRA, LTC and GTY. Note: ILECs average EV / NTM EBITDA includes ALSK, HCOM, FRP, CNSL, CBB, WIN, FTR and CTL. Note: Fiber average EV / NTM EBITDA includes CCOI, TWTC and LVLT. Triple Net REITs have historically traded at significant premiums to WIN and its peers 4x 6x 8x 10x 12x 14x 16x 18x 7/25/09 7/25/10 7/25/11 7/25/12 7/25/13 7/25/14 Ent erp rise Val ue ( EV) / NTM EBIT DA ILECs 5.8x Windstream 6.7x Triple Net REITs 15.1x Fiber 11.7x Average Du ing Windstream ILECs Fiber Triple Net REITs Current Multiple: 6.7x 5.8x 11.7x 15.1x Last 1 Year: 6.1x 5.7x 10.8x 14.4x Last 2 Years: 6.0x 5.5x 9.8x 14.6x Last 3 Years: 6.2x 5.4x 9.3x 14.1x Last 5 Years: 6.3x 5.7x 8.8x 13.7x

Lease Key Terms Lease Structure  Exclusive “triple net” Master Lease between Windstream Holdings (“Windstream”) and the REIT  Under the triple net lease structure, Windstream will be responsible for maintenance capex, property taxes, insurance and other costs associated with the operation and maintenance of the assets including without limitation, permits and pole agreements, 3rd party leases, licenses and regulatory fees Term and Termination  15 years, with up to four 5-year extensions at Windstream’ s option  Causes for termination by lessor include lease payment default, bankruptcy and/or loss of relevant authorization permits  Provisions for orderly auction-based transition to new operator at the end of the term if not extended Rent  $650M (1) annual rental rate (excluding additions from capex), paid in equal monthly installments  Rate is fixed for 3 years; thereafter, the rate increases on an annual basis at a rent escalator of 0.5% Rights Conveyed  Lease will convey upon Windstream, for the express benefit of its operating subsidiaries, exclusive rights to access and affix telecommunications electronics, switching or other equipment to the REIT’s assets for the provision, routing and delivery of voice, data and other communication services  In exchange for consideration paid, Windstream’s exclusive usage rights include the right to provide communications services or sub-lease access to the REIT’s assets. Any such services will be operated and administered by Windstream for its sole benefit Capital Expenditures  Windstream will be required to maintain properties consistent with industry standards, in good repair  Capitalization rate of REIT funded investments will be 8.125% for first 2 years and a floating rate based on the REIT’s cost of capital thereafter (1) Final rent amount to be determined following the final appraisal of the leased property. 20